UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2024

Abpro Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41224	87-1013956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

68 Cummings Park Drive Woburn, MA	01801
(Address of principal executive offices)	(Zip Code)

1-800-396-5890

(Registrant’s telephone number, including area code)

Atlantic Coastal Acquisition Corp. II

6 St Johns Lane, Floor 5

New York, NY 10013

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares of Common Stock, par value $0.0001 per share	ABP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	ABPWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 13, 2024, Atlantic Coastal Acquisition Corp. II (“ACAB”) completed a series of transactions that resulted in the combination (the “Business Combination”) of ACAB with Abpro Corporation, a Delaware corporation (“Abpro Corporation”), pursuant to the previously announced Business Combination Agreement, dated December 11, 2023, amended by an amendment dated September 4, 2024 (the “BCA”), by and among ACAB, Abpro Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of ACAB (“Merger Sub”), and Abpro Corporation, following the approval at the special meeting of the shareholders of ACAB held on November 7, 2024 (the “Special Meeting”). On November 12, 2024, pursuant to the BCA, and as described in greater detail in the Company’s final prospectus and definitive proxy statement, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 18, 2024 (the “Proxy Statement/Prospectus”), Merger Sub merged with and into Abpro Corporation, with Abpro Corporation surviving the merger as a wholly owned subsidiary of ACAB, and ACAB changed its name to Abpro Holdings, Inc. (“New Abpro”). As consideration for the Business Combination, New Abpro issued to or reserved for Abpro Corporation shareholders an aggregate of approximately 50,000,000 shares of New Abpro common stock, par value $0.0001 per share (the “Common Stock”), consisting of 39,123,200 shares of Common Stock issued to Abpro Corporation shareholders, and 10,872,400 shares of Common Stock reserved for issuance in connection with certain Abpro Corporation rollover RSUs and stock options (collectively, the “Merger Consideration”). In addition, New Abpro issued an aggregate of 3,367,401 shares of Common Stock to the PIPE investors (as described below), an aggregate of 1,282,852 shares of Common Stock to vendors in connection with the Closing, and Atlantic Coastal Acquisition Management II LLC (the “Sponsor”) forfeited and New Abpro cancelled 966,442 shares of Common Stock.

Unless otherwise defined herein, capitalized terms used in this Current Report on Form 8-K have the same meaning as set forth in the Proxy Statement/Prospectus.

Simultaneous with the closing of the Business Combination, New Abpro also completed a series of previously disclosed private investments in public equity, issuing 1,122,467 shares of Common Stock and 2,244,934 incentive shares of Common Stock in a private placement to PIPE investors (the “PIPE Offering”), which raised $7.0 million in proceeds and resulted in the cancellation of approximately $4.22 million of indebtedness.

In connection with the Special Meeting, ACAB shareholders holding 330,276 shares of ACAB’s Series A common stock (the “Public Shares”) (after giving effect to redemption reversal requests) exercised their right to redeem their shares for a pro rata portion of the funds in ACAB’s trust account (the “Trust Account”). Prior to the Closing (as defined below) approximately $3,752,627 (approximately $11.36 per Public Share) was removed from the Trust Account to pay such holders.

Item 1.01. Entry into Material Definitive Agreement.

Business Combination Agreement

As disclosed under the section titled “Proposal No. 1—The Business Combination Proposal” of the Proxy Statement/Prospectus, ACAB entered into the BCA, dated December 11, 2023, as amended, by and among ACAB, Merger Sub and Abpro Corporation.

Accordingly, Merger Sub, a wholly owned subsidiary of ACAB, merged with and into Abpro Corporation, with Abpro Corporation surviving the merger as a wholly owned subsidiary of ACAB and ACAB changed its name to Abpro Holdings, Inc.

Item 2.01 of this Current Report discusses the consummation of the Business Combination and events contemplated by the BCA which were completed on November 13, 2024 (the “Closing”) and is incorporated herein by reference.

Lock-up Agreements

On or about November 12, 2024, ACAB entered into Lock-Up Agreements (the “Lock-up Agreements”) by and between ACAB and certain shareholders of Abpro Corporation (such shareholders, the “Company Holders”), pursuant to which, among other things, each Company Holder agreed not to, during the Lock-up Period (as defined below), lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase an option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of the shares or rollover RSUs and options issued to such Company Holder in connection with the Business Combination (the “Lock-up Shares”), enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares, or publicly disclose the intention to do any of the foregoing, whether any of these transactions are to be settled by delivery of any such shares or other securities, in cash, or otherwise, subject to limited exceptions. As used herein, “Lock-Up Period” means the period commencing on the date of the Closing and ending on the earlier of: (i) twelve months after the Closing and (ii) the date after the Closing on which New Abpro consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of New Abpro’s shareholders having the right to exchange their New Abpro Common Stock for cash, securities or other property.

The foregoing description of the Lock-Up Agreements is subject to and qualified in its entirety by reference to the full text of the form of the Lock-Up Agreement, a copy of which is included as Exhibit 10.7 hereto, and the terms of which are incorporated by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” and “Business Combination Agreement” above is incorporated into this Item 2.01 by reference.

Pursuant to the terms of the BCA, the Merger Consideration was approximately $500 million. The Merger Consideration consisted of an aggregate of approximately 50,000,000 shares of Common Stock of New Abpro, consisting of 39,123,200 shares of Common Stock issued to Abpro Corporation shareholders, and 10,872,400 shares of Common Stock reserved for issuance in connection with certain Abpro Corporation rollover RSUs and stock options. In connection with the Special Meeting, holders of 330,276 ACAB Public Shares sold in its initial public offering exercised their right to redeem those shares for cash prior to the redemption deadline of November 5, 2024 (and did not subsequently reverse the redemption election), at a price of $11.36 per share, for an aggregate payment from ACAB’s Trust Account of approximately $3,752,627. On or about November 14, 2024, ACAB’s units ceased trading, and New Abpro’s Common Stock began trading on the Nasdaq Global Market under the symbol “ABP” and New Abpro’s warrants began trading on the Nasdaq Capital Market under the symbol “ABPWW.”

After taking into account the aggregate payment in respect of the redemptions, ACAB’s Trust Account had a balance immediately prior to the Closing of approximately $2,381,084. Such balance in the Trust Account, together with approximately $7.0 million in proceeds from the PIPE Offering, were used to pay transaction expenses and other liabilities of ACAB and Abpro Corporation.

In connection with the Closing, one share of Series B common stock of ACAB held by the Sponsor was automatically exchanged for one share of Common Stock.

Simultaneous with the closing of the Business Combination, as discussed in the Introductory Note above, New Abpro also completed its previously announced private investment in public equity, issuing 1,122,467 shares of Common Stock and 2,244,934 incentive shares of Common Stock in the PIPE Offering, which raised $7.0 million in net proceeds. Additionally, New Abpro issued 350,000 shares of Common Stock to Pillsbury Winthrop Shaw Pittman LLC in consideration for legal services provided to ACAB, 600,000 shares of Common Stock to Cantor Fitzgerald & Co. in satisfaction of Cantor’s deferred underwriting fee from ACAB’s initial public offering, 100,000 shares of Common Stock to Roth Capital Partners, LLC for advisory services and 32,852 shares of Common Stock to Brookline Capital, in partial satisfaction of financial advisory fees (collectively, the “Vendor Shares”). Finally, in accordance with the Abpro Holdings, Inc. 2024 Equity Incentive Plan (the “New Abpro Incentive Plan”), New Abpro has reserved 6,240,773 shares of Common Stock for issuance pursuant to the New Abpro Incentive Plan.

Further, New Abpro issued 600,601 shares of Common Stock to the Sponsor in satisfaction of a working capital note issued to ACAB, and 600,000 shares of Common Stock to Ian Chan, Abpro Corporation and New Abpro’s Chief Executive Officer, in satisfaction of an approximately $2.0 million promissory note of Abpro Corporation. Pursuant to the terms of the Ian Chan promissory note, Abpro Corporation agreed cause to be issued to Ian Chan a number of New Abpro stock options or warrants in an amount equal to the outstanding principal amount of such promissory note, subject to required approval by the New Abpro Board of Directors and Compensation Committee and registration of such securities on Form S-8.

After taking into account the aggregate payment in respect of the redemption, ACAB’s trust account had a balance immediately prior to the Closing of approximately $2.38 million. Such balance in the trust account, together with approximately $7.0 million in proceeds from the PIPE Offering, were used to pay transaction expenses and other liabilities of ACAB and Abpro Corporation of approximately $7.12 million, with the remainder being deposited with Abpro Corporation along with the approximately $2.8 million in proceeds from the Yorkville Note (defined below).

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as ACAB was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, New Abpro is providing the information below that would be included in a Form 10 if New Abpro were to file a Form 10. Please note that the information provided below relates to New Abpro as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

The information in this Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; New Abpro’s ability to raise additional capital; the outcome of judicial proceedings to which Abpro Corporation or New Abpro is, or may become a party; failure to realize the anticipated benefits of the Business Combination, including difficulty in, or costs associated with, integrating the businesses of ACAB and Abpro Corporation; risks related to the rollout of New Abpro’s business and the timing of expected business milestones; the effects of competition on New Abpro’s future business; and those factors discussed in ACAB’s Registration Statement on Form S-1 filed with the SEC on January 18, 2022, Annual Report on Form 10-K for the fiscal year ended December 31, 2023, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024 and the Proxy Statement/Prospectus under the heading “Risk Factors,” and other documents of ACAB or New Abpro filed, or to be filed, with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Proxy Statement/Prospectus and other documents to be filed by New Abpro from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while New Abpro may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. New Abpro does not give any assurance that New Abpro will achieve its expectations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about New Abpro or the date of such information in the case of information from persons other than New Abpro, and New Abpro disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K, except as required by law. Forecasts and estimates regarding New Abpro’s industry and end markets are based on sources New Abpro believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Business

The business of New Abpro is described in the Proxy Statement/Prospectus in the section titled “Information About Abpro” and that information is incorporated herein by reference.

Risk Factors

The risks associated with New Abpro are described in the Proxy Statement/Prospectus in the section titled “Risk Factors,” which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of Abpro Corporation. In addition, the financial information of ACAB contained in its Quarterly Report on Form 10-Q for the period ended September 30, 2024, which was filed with the SEC on November 25, 2024, is incorporated herein by reference. In addition, the Unaudited Pro Forma Condensed Combined Financial Information, financial statements for Abpro Corporation, and Management’s Discussion and Analysis of Financial Condition and Results of Operation for Abpro Corporation, for the period ended September 30, 2024, are included as Exhibits 99.1, 99.2, and 99.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The disclosure contained under the heading “ACAB Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Abpro Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Proxy Statement/Prospectus is incorporated herein by reference. ACAB’s Management’s Discussion and Analysis of Financial Condition and Results of Operation for the period ended September 30, 2024 is contained in its Quarterly Report on Form 10-Q for the period ended September 30, 2024, which was filed with the SEC on November 25, 2024, and is incorporated by reference herein. In addition, Abpro Corporation’s Management’s Discussion and Analysis of Financial Condition and Results of Operations for the period ended September 30, 2024, is included as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of New Abpro stockholders upon the completion of the Business Combination by:

●	each person known by New Abpro to be the beneficial owner of more than 5% of any class of New Abpro’s Common Stock;

●	each director of New Abpro;

●	each named executive officer of New Abpro; and

●	New Abpro’s officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of Common Stock in the table below is presented as of November 13, 2024, and is based on 50,535,272 shares Common Stock issued and outstanding as of November 13, 2024, including 39,123,200 shares of Common Stock issued to the former shareholders of Abpro Corporation in the Business Combination as Merger Consideration, an aggregate of 3,367,401 shares of Common Stock issued in connection with the PIPE offering, 1,282,852 shares of New Abpro Common Stock issued to the underwriters and vendors in connection with the Business Combination Closing, an aggregate of 1,200,601 shares issued in satisfaction of certain debt obligations of ACAB and Abpro Corporation, and reflects the valid redemption of 330,276 Public Shares. The issued and outstanding shares of Common Stock does not include 983,333 shares of Common Stock transferred by Sponsor to Abpro Corporation at closing and held as treasury stock, 10,872,400 shares that made up the Merger Consideration and are reserved for future issuance pursuant to rollover RSUs and options of Abpro Corporation and 6,240,773 shares of Common Stock reserved for future issuance under the New Abpro Equity Incentive Plan. The below table excludes the Common Stock underlying the warrants and private warrants, because these securities are not exercisable until registered, which may or may not occur within sixty (60) days.

Unless otherwise indicated, New Abpro believes that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 68 Cummings Park Drive, Woburn, MA 01801.

Name and Address of Beneficial Owner	Number of shares of New Abpro Common Stock	% of Total Voting Power
Directors and Named Executive Officers:
Ian Chan(1)	8,652,800	17.1%
Shahraab Ahmad(2)	3,482,268	6.9%
Robert Markelewicz(3)	0	--
J. Wook (Miles) Suk(4)	85,600	*
Anthony D. Eisenberg	0	--
Soo Young Lee	0	--
Ian McDonald	0	--
All Executive Officers and Directors as a Group (7 individuals)	12,220,668	24.2%

Greater than Five Percent Holders:
Abpro Bio International, Inc.(5)	16,507,334	32.7%
Ian Chan(1)	8,652,800	17.1%
Atlantic Coastal Acquisition Management II LLC(2)	3,482,268	6.9%

(1)	Excludes 3,440,600 shares of Common Stock issuable pursuant to rollover RSUs and options, which are not exercisable within 60 days of the date hereof.

(2)	Atlantic Coastal Acquisition Management II LLC, or the Sponsor, is the record holder of the shares reported herein. Shahraab Ahmad is the manager and the majority owner of the Sponsor. Accordingly, Mr. Ahmad may be deemed to beneficially own all of the shares held by the Sponsor. Mr. Ahmad disclaims beneficial ownership of any securities held by the Sponsor except to the extent of his pecuniary interest therein. Excludes shares of Common Stock underlying 13,850,000 private placement warrants held by the Sponsor.

(3)	Excludes 760,500 shares of Common Stock issuable pursuant to rollover RSUs and options, which are not exercisable within 60 days of the date hereof.

(4)	Excludes 619,800 shares of Common Stock issuable pursuant to rollover RSUs and options, which are not exercisable within 60 days of the date hereof.

(5)	The business address for Abpro Bio International, Inc. is 139, Techno jungang-daero, Yuga-myeon, Dalseong-gun, Daegu, Republic of Korea. Abpro Bio International, Inc. is a subsidiary of Abpro Bio Co. Ltd, a publicly traded company listed on the KOSDAQ market of the Korea Exchange (KOSDAQ: 195990).

Directors and Executive Officers

New Abpro’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section titled “Management and Board of the Post-Combination Company Following the Business Combination,” which is incorporated herein by reference.

Executive Compensation

The compensation of the named executive officers of ACAB before the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Management of ACAB—Executive Compensation,” which is incorporated herein by reference.

The information set forth in this Current Report on Form 8-K under Item 5.02 is incorporated in this Item 2.01 by reference.

At the Special Meeting, ACAB’s shareholders approved the New Abpro Incentive Plan. A description of the material terms of the New Abpro Incentive Plan is set forth in the section of the Proxy Statement/Prospectus titled “Proposal No. 8 – The Incentive Plan Proposal,” which is incorporated herein by reference. This summary is qualified in its entirety by reference to the complete text of the New Abpro Incentive Plan, a copy of which is attached as Exhibit 10.9 to this Current Report on Form 8-K.

Certain Relationships and Related Transactions, and Director Independence

The certain relationships and related party transactions of ACAB and Abpro Corporation are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” and are incorporated herein by reference.

The previously disclosed Promissory Note to Shahraab Ahmad, dated August 16, 2024, providing for the payment of $206,000, including $103,000 principal on the Closing Date, was cancelled and replaced with a promissory note to ACAB providing for the payment of $103,000 principal on the Closing Date.

Reference is made to the disclosure regarding director independence in the section of the Proxy Statement/Prospectus titled “Management and Board of the Post-Combination Company Following the Business Combination,” which is incorporated herein by reference.

The information set forth under Item 5.02 “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers—Employment Agreements” of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Legal Proceedings

From time to time, we may be subject to legal proceedings and claims in the ordinary course of business.

Reference is made to the disclosure in the section of the Proxy Statement/Prospectus titled “Information about Abpro—Legal Proceedings,” which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

On November 14, 2024, New Abpro’s shares of Common Stock began trading on the Nasdaq Global Market under the symbol “ABP” and New Abpro’s public warrants began trading on the Nasdaq Capital Market under the symbol “ABPWW.” ACAB has not paid any cash dividends on its common stock to date. The payment of cash dividends by New Abpro in the future will be dependent upon New Abpro’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combination. The payment of any dividends subsequent to the Business Combination will be within the discretion of the board of directors of New Abpro. New Abpro does not currently have plans to issue cash dividends.

Information regarding New Abpro’s Common Stock, rights and related shareholder matters are described in the Proxy Statement/Prospectus in the section titled “Description of Capital Stock of the Post-Combination Company” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 and Item 2.01 of this Current Report on Form 8-K concerning the issuance of ACAB’s and New Abpro’s common stock in connection with the Business Combination and the PIPE Offering, which is incorporated herein by reference. In connection with the PIPE Offering, the PIPE investors were issued an aggregate of 3,367,401 shares of Common Stock. In connection with the Business Combination, on November 13, 2024, New Abpro issued (i) 350,000 shares of Common Stock to Pillsbury Winthrop Shaw Pittman LLC for legal services; (ii) 600,000 shares of Common Stock to Cantor Fitzgerald & Co., (iii) 100,000 shares of Common Stock to Roth Capital Partners, LLC for advisory services, and (iv) 32,852 shares to Brookline Capital, in partial satisfaction of financial advisory fees. Finally, on November 13, 2024, New Abpro issued 600,000 shares of Common Stock to Ian Chan, its CEO, and 600,601 shares of Common Stock to the Sponsor, each in satisfaction of outstanding promissory notes of ACAB or Abpro Corporation. Each of these issuances were made in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, and the rules and regulations thereunder (the “Act”) as promulgated by the SEC under the Act.

Description of Registrant’s Securities to be Registered

The description of New Abpro’s securities is contained in the Proxy Statement/Prospectus in the sections titled “Description of Capital Stock of the Post-Combination Company.”

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth in New Abpro’s Form 10-Q for the period ended September 30, 2024, as filed with the SEC on November 25, 2024 concerning the financial information of ACAB, and Item 9.01 of this Current Report on Form 8-K concerning the financial information of Abpro Corporation, Management’s Discussion and Analysis of Financial Condition and Results of Operations for Abpro Corporation, and the Unaudited Pro Forma Condensed Consolidated Combined Financial Information. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Unaudited Pro Forma Condensed Consolidated Combined Financial Information,” “ACAB Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Abpro Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 14, 2024, pursuant to the previously disclosed Standby Equity Purchase Agreement (“SEPA”) dated October 30, 2024 with YA II PN, LTD (“Yorkville”)., New Abpro entered into a Convertible Promissory Note (“Yorkville Note”) for $3,000,000, and received net proceeds of $2,755,000. The Yorkville Note has a maturity of November 13, 2025, incurs interest at a rate of 0% (or 18% upon the occurrence of an uncured Event of Default), and is redeemable at the option of New Abpro if the VWAP of New Abpro’s Common Stock is less than $11.50. Holder has a right to convert any portion of the Yorkville Note at any time at a conversion price equal to the lower of $11.50, 94% of the daily VWAP during the previous 5 consecutive trading days, which may be adjusted downward upon payment of stock dividend, stock split or reclassification, or if New Abpro issues Common Stock for no consideration or at a price lower than the then-effective Fixed Price (as defined in the Yorkville Note). The foregoing description of the Yorkville Note does not purport to be complete and is qualified in its entirety by the full text of the Yorkville Note, which is attached to this Current Report on Form 8-K as Exhibit 10.30, and is incorporated herein by reference.

The previously disclosed Promissory Note to Shahraab Ahmad, dated August 16, 2024, providing for the payment of $206,000, including $103,000 principal on the Closing Date, was cancelled and replaced with a promissory note to ACAB providing for the payment of $103,000 principal on the Closing Date.

Item 3.02. Unregistered Sales of Equity Securities.

PIPE Investment, Vendor Shares and Debt to Equity Rollover

The information set forth in this Current Report on Form 8-K under the caption “Form 10 Information—Recent Sales of Unregistered Securities” is incorporated herein by reference.

Initial Public Offering

On October 25, 2021, ACAB issued 7,187,500 shares of its Series B common stock, to its Sponsor for $25,000 in cash, at a purchase price of approximately $0.0035 per share (or $0.0033 per share, after giving effect to a 1.044-for-1 stock split on January 13, 2022), in connection with ACAB’s formation. Such shares were issued in connection with ACAB’s organization pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act. On January 13, 2022, ACAB effectuated a 1.044-for-1 stock split, resulting in an aggregate of 7,503,750 founder shares outstanding and held by ACAB’s initial stockholders. On January 18, 2022, the underwriters partially exercised their over-allotment option and the remaining unexercised portion of over-allotment option were forfeited, an aggregate of 3,750 founder shares were forfeited, resulting in an aggregate of 7,500,000 founder shares outstanding held by ACAB’s initial stockholders.

On January 19, 2022, ACAB consummated its initial public offering of 30,000,000 units. Each unit consists of one share of ACAB’s Series A common stock and one-half of a redeemable warrant, with each warrant entitling the holder thereof to purchase one share of Series A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds of $300,000,000. Cantor Fitzgerald & Co. acted as sole book-running manager. The securities sold in the initial public offering were registered under the Securities Act on a Registration Statement on Form S-1 (No. 333-261459), which was declared effective by the SEC on January 13, 2022.

Simultaneously with the closing of ACAB’s initial public offering, it consummated a private placement of 13,850,000 private placement warrants, at a price of $1.00 per private placement warrant, to Sponsor, generating gross proceeds of $13,850,000. Such securities were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

The shareholders of ACAB approved the proposed second amended and restated certificate of incorporation of New Abpro (the “Amended and Restated Certificate of Incorporation”) at the Special Meeting. In connection with the Closing, ACAB adopted the Amended and Restated Certificate of Incorporation effective as of November 12, 2024. Reference is made to the disclosure described in the Proxy Statement/Prospectus in the sections titled “Proposal No. 1 – The Business Combination Proposal,” “Proposal No. 2 – The NTA Proposal,” “Proposal No. 3 – The Charter Approval Proposal,” and “Proposal No. 4 – The Governance Proposal,” which is incorporated herein by reference.

The full text of the Amended and Restated Certificate of Incorporation, which is included as Exhibit 3.1 to this Current Report on Form 8-K, is incorporated herein by reference.

Effective November 12, 2024, the board of directors of ACAB also adopted the Amended and Restated Bylaws of New Abpro, the full text of which is included as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposed No. 1 – The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

As of the Closing: public shareholders own approximately 0.42% of the outstanding Common Stock; the Sponsor and its affiliates own approximately 6.89% of the outstanding Common Stock; other initial stockholders of ACAB and their transferees own approximately 2.23% of the outstanding Common Stock; Abpro Corporation’s former shareholders (other than the PIPE investors) collectively own approximately 51.58% of the Common Stock; the PIPE Investors collectively own approximately 35.63% of the outstanding New Abpro Common Stock (including shares received as Merger Consideration, transfers from the Sponsor in connection with the closing of the Business Combination, and shares received in satisfaction of outstanding promissory notes); and vendors and the underwriters of ACAB’s initial public offering own approximately 3.25% of the outstanding Common Stock.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors and Appointment of Officers

The following persons began serving as executive officers and directors following the Closing. For information concerning the executive officers and directors, see the disclosure in the Proxy Statement/Prospectus in the sections titled “Information about ACAB,” “Management and Board of the Post-Combination Company Following the Business Combination” and “Certain Relationships and Related Party Transactions,” which are incorporated herein by reference.

Name	Age	Position
Ian Chan	52	Chief Executive Officer and Director
Jin Wook (Miles) Suk	55	Co-Chief Executive Officer, Director and Chairman of the Board
Shahraab Ahmad	47	Chief Financial Officer
Robert J. Markelewicz, Jr., M.D., M.M.Sc.	43	Chief Medical Officer
Anthony D. Eisenberg	42	Director
Soo Young Lee	52	Director
Ian McDonald	37	Director

Each director will hold office until his or her term expires at the next annual meeting of shareholders for such director’s class or until his or her death, resignation, removal or the earlier termination of his or her term of office.

New Abpro Incentive Plan

At the Special Meeting, ACAB shareholders approved the New Abpro Incentive Plan and reserved an amount of New Abpro Common Stock equal to 10% of the number of shares of Common Stock of New Abpro following the Business Combination for issuance thereunder. The New Abpro Incentive Plan was approved by the ACAB board of directors on November 11, 2024. The New Abpro Incentive Plan became effective immediately upon the Closing of the Business Combination, and New Abpro has reserved 6,240,773 shares of Common Stock for issuance thereunder.

A more complete summary of the terms of the New Abpro Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 8 – The Incentive Plan Proposal.” That summary and the foregoing description are qualified in their entirety by reference to the text of the New Abpro Incentive Plan, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, ACAB ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1 – The Business Combination Proposal,” which is incorporated herein by reference. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.06.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Information responsive to Item 9.01(a) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus beginning on page F-1, which are incorporated herein by reference, and the unaudited financial statements of ACAB and Abpro Corporation as of and for the nine months ended September 30, 2024, together with the notes thereto, are set forth in the Form 10-Q filed by New Abpro on November 25, 2024 and Exhibit 99.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2024 is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

2.1	Business Combination Agreement, dated as of December 11, 2023 (incorporated by reference to Annex A to ACAB’s registration statement on Form S-4/A filed with the SEC on October 17, 2024).

2.2	Amendment No. 1 to Business Combination Agreement, dated September 4, by and among ACAB, Merger Sub and Abpro (incorporated by reference to Exhibit 10.1 to ACAB’s Current Report on Form 8-K filed with the SEC on September 4, 2024).

3.1*	New Abpro Second Amended and Restated Certificate of Incorporation.

3.2*	New Abpro Amended and Restated Bylaws.

4.1	Specimen Series A Common Stock Certificate (incorporated by reference to ACAB’s Registration Statement on Form S-1/A filed with the SEC on December 20, 2021).

4.2	Specimen Public Warrant Certificate (included in Exhibit 4.4) (incorporated by reference to ACAB’s Registration Statement on Form S-1 filed with the SEC on December 2, 2021).

4.3	Public Warrant Agreement, dated January 13, 2022, between ACAB and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to ACAB’s Current Report on Form 8-K filed with the SEC on January 19, 2022).

4.4	Specimen Private Warrant Certificate (included in Exhibit 4.6) (incorporated by reference to ACAB’s Registration Statement on Form S-1 filed with the SEC on December 2, 2021).

4.5	Private Warrant Agreement, dated January 13, 2022, between ACAB and Continental Stock Transfer & Trust Company (incorporated by reference to ACAB’s Current Report on Form 8-K filed with the SEC on January 19, 2022).

10.1	Investment Management Trust Agreement, dated January 13, 2022, by and between ACAB and Continental Stock Transfer & Trust Company, as trustee (incorporated by reference to ACAB’s Current Report on Form 8-K filed with the SEC on January 19, 2022).

10.2	Securities Subscription Agreement, dated October 25, 2021, between ACAB and the Sponsor (incorporated by reference to Exhibit 10.3 to ACAB’s registration statement on Form S-1 filed with the SEC on December 2, 2021).

10.3	Private Placement Warrant Purchase Agreement, dated January 13, 2022, by and between ACAB and the Sponsor (incorporated by reference to ACAB’s Current Report on Form 8-K filed with the SEC on January 19, 2022).

10.4	Letter Agreement, dated January 13, 2022, among ACAB and its officers, directors, and the Sponsor (incorporated by reference to ACAB’s Current Report on Form 8-K filed with the SEC on January 19, 2022).

10.5	Registration Rights Agreement, dated January 13, 2022, among ACAB, the Sponsor and certain securityholders of ACAB (incorporated by reference to ACAB’s Current Report on Form 8-K filed with the SEC on January 19, 2022).

10.6	Amended Sponsor Letter Agreement, dated as of January 18, 2024, by and among ACAB, Abpro, the Sponsor and directors and officers of ACAB (incorporated by reference to Exhibit 10.1 to ACAB’s Current Report on Form 8-K filed with the SEC on January 19, 2024).

10.7	Form of Abpro Lock-Up Agreement (incorporated by reference to Exhibit 10.11 to ACAB’s Registration Statement on Form S-4/A, filed with the SEC on October 17, 2024).

10.8	Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 10.12 to ACAB’s Registration Statement on Form S-4/A, filed with the SEC on October 17, 2024).

10.9*+	Abpro Holdings, Inc. 2024 Equity Incentive Plan.

10.10+	Employment Agreement, dated as of January 15, 2020, by and between Abpro and Ian Chan (incorporated by reference to Exhibit 10.14 to ACAB’s Registration Statement on Form S-4, filed with the SEC on January 19, 2024).

10.11+	Offer Letter, dated June 11, 2018, by and between Abpro and Rob Markelewicz (incorporated by reference to Exhibit 10.15 to ACAB’s Registration Statement on Form S-4, filed with the SEC on January 19, 2024).

10.12	Consulting Agreement, dated January 1, 2023, by and between the Company and NEM LLC (incorporated by reference to Exhibit 10.18 to ACAB’s Registration Statement on Form S-4, filed with the SEC on January 19, 2024).

10.13	Commercial Lease Agreement, dated July 2, 2014, by and between Abpro and Cummings Properties, LLC (incorporated by reference to Exhibit 10.19 to ACAB’s Registration Statement on Form S-4, filed with the SEC on January 19, 2024).

10.14	Lease Extension #1 to Commercial Lease Agreement, dated May 22, 2017, by and between Abpro and Cummings Properties, LLC (incorporated by reference to Exhibit 10.20 to ACAB’s Registration Statement on Form S-4, filed with the SEC on January 19, 2024).

10.15	Lease Extension #2 to Commercial Lease Agreement, dated March 9, 2021, by and between Abpro and Cummings Properties, LLC (incorporated by reference to Exhibit 10.21 to ACAB’s Registration Statement on Form S-4, filed with the SEC on January 19, 2024).

10.16#	Collaboration and License Agreement, dated August 26, 2016, as amended by the First Amendment to License Agreement dated November 11, 2016, as amended by the Second Amendment to License Agreement dated November 1, 2017, as amended by the Third Amendment to License Agreement dated March 5, 2018, and as amended by the Fourth Amendment to License Agreement dated December 9, 2019, by and between Abmed Corporation, MedImmune Limited and Abpro (incorporated by reference to Exhibit 10.22 to ACAB’s Registration Statement on Form S-4/A, filed with the SEC on April 2, 2024).

10.17	Side Letter Agreement, dated August 8, 2017, by and among the Company, AbMed Corporation, and MedImmune Limited (incorporated by reference to Exhibit 10.23 to ACAB’s Registration Statement on Form S-4/A, filed with the SEC on April 2, 2024).

10.18#	Patent License Agreement, dated August 29, 2017, as amended by the First Amendment, dated May 20, 2020, and as amended by the Second Amendment, dated October 13, 2023, by and between Abpro and The U.S. Department of Health and Human Services, as represented by The National Cancer Institute (incorporated by reference to Exhibit 10.24 to ACAB’s Registration Statement on Form S-4/A, filed with the SEC on April 2, 2024).

10.19#	Collaboration Agreement, dated as of January 30, 2019, by and between Abpro and Nanjing Chia Tai Tianqing Pharmaceutical Co., Ltd. (incorporated by reference to Exhibit 10.25 to ACAB’s Registration Statement on Form S-4/A, filed with the SEC on April 2, 2024).

10.20#	Collaboration and License Agreement, dated December 14, 2019, by and between Abpro and Abpro Bio International, Inc. (incorporated by reference to Exhibit 10.26 to ACAB’s Registration Statement on Form S-4/A, filed with the SEC on April 2, 2024).

10.21#	Collaboration and License Agreement, dated January 15, 2020, by and between Abmed Corporation and Abpro Bio International, Inc. (incorporated by reference to Exhibit 10.22 to ACAB’s Registration Statement on Form S-4/A, filed with the SEC on April 2, 2024).

10.22#	Collaboration Agreement, dated September 21, 2022, by and between Abpro and Celltrion, Inc. (incorporated by reference to Exhibit 10.28 to ACAB’s Registration Statement on Form S-4/A, filed with the SEC on April 2, 2024).

10.23	Form of Investor Subscription Agreement (incorporated by reference to Exhibit 10.1 to ACAB’s Current Report on Form 8-K filed with the SEC on August 28, 2024).

10.24	Investor Rights Agreement, dated August 22, 2024 by and between Atlantic Coastal Acquisition Corp. II and Celltrion, Inc. (incorporated by reference to Exhibit 10.2 to ACAB’s Current Report on Form 8-K filed with the SEC on August 28, 2024).

10.25	Amendment to Collaboration Agreement, dated October 9, 2024, by and between Abpro and Celltrion, Inc. (incorporated by reference to Exhibit 10.34 to ACAB’s Registration Statement on Form S-4/A, filed with the SEC on October 9, 2024).

10.26	Confirmation of an OTC Equity Prepaid Forward Transaction, dated November 7, 2024, by and among the Company, Abpro and YA II PN, LTD. (incorporated by reference to Exhibit 10.1 to ACAB’s Current Report on Form 8-K filed with the SEC on November 8, 2024).

10.27	Non-Redemption Agreement, dated November 5, 2024, by and among the Company and with Sandia Investment Management LP (incorporated by reference to Exhibit 10.1 to ACAB’s Current Report on Form 8-K filed with the SEC on November 5, 2024).

10.28	Standby Equity Purchase Agreement dated October 30, 2024, by and among Atlantic Coastal Acquisition Corp. II, Abpro Corporation and YA II PN, Ltd. (incorporated by reference to Exhibit 10.1 to ACAB’s Current Report on Form 8-K filed with the SEC on November 4, 2024).

10.29	Registration Rights Agreement dated October 30, 2024, by and among Atlantic Coastal Acquisition Corp. II, Abpro Corporation and YA II PN, Ltd. (incorporated by reference to Exhibit 10.2 to ACAB’s Current Report on Form 8-K filed with the SEC on November 4, 2024).

10.30*	Convertible Promissory Note, dated November 13, 2024

21.1*	Subsidiaries of the Registrant

99.1*	Unaudited Pro Forma Condensed Consolidated Financial Statements

99.2*	Abpro Corporation Financial Statements for the period ended September 30, 2024

99.3*	Abpro Management’s Discussion and Analysis of Financial Condition and Results of Operations

104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

+	Indicates a management or compensatory plan.

#	Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the Registrant if publicly disclosed. The Registrant agrees to furnish supplementally a copy of any such omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABPRO HOLDINGS, INC.

By:	/s/ Ian Chan
Name:	Ian Chan
Title:	Chief Executive Officer

Dated: November 25, 2024